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                 MERRILL LYNCH CONSULTS INTERNATIONAL PORTFOLIO

    SUPPLEMENT DATED DECEMBER 20, 1999 TO PROSPECTUS DATED FEBRUARY 27, 1999

         On October 26, 1999, the Board of Trustees of Merrill Lynch Consults International Portfolio (the "Fund") approved a reorganization (the "Reorganization") pursuant to which Merrill Lynch International Equity Fund ("International Equity Fund") will acquire substantially all of the assets and assume substantially all of the liabilities of the Fund in exchange for an equal aggregate amount of Class C shares of International Equity Fund. In connection with the Reorganization, such shares will be distributed by the Fund to its shareholders in liquidation of the Fund. In addition, as part of the Reorganization, the Fund will terminate its existence as a trust with transferable shares under Massachusetts law and its registration under the Investment Company Act of 1940, as amended. The Reorganization is conditioned upon receipt of certain regulatory approvals and the approval of Fund shareholders. A special shareholders meeting to approve or disapprove the Reorganization has been called for January 20, 2000. If the shareholders of the Fund approve the Reorganization at such meeting, all required regulatory approvals are obtained, and certain conditions are either met or waived, it is expected that the Reorganization will take place during the first calendar quarter of 2000.

Code # 16458-12-99ALL